Nuveen Exchange-Traded Funds

May 31, 1997

Annual Report

Dependable, tax-free income to help you keep more of what you earn.

NIM

Select Maturities

Photographic image of woman gardening, family sitting on porch.

Build Your Wealth Automatically

Managing your portfolio takes skill, experience, and informed judgment, but our efforts to help you build your wealth don't stop there. At Nuveen, we offer a number of convenient ways to add to your tax-free portfolio and earn the tax-free income you need to achieve your financial goals.

Nuveen exchange-traded funds dividend reinvestment plan Your Nuveen exchange-traded fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares. If you do not elect to reinvest distributions, all distributions are paid by check, or can be deposited directly into your bank or brokerage account.

By choosing to reinvest, you'll be able to set aside money regularly and automatically, and watch your investment grow through the power of tax-free compounding. You'll also benefit from dollar-cost averaging, a technique of investing at regular intervals, which allows you to build a high-quality, tax-free portfolio conveniently and cost effectively over time. All reinvestments are invested in full fractional shares and are kept in non-certificated form by the Plan Agent, Chase Manhattan Bank.

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own. Income or capital gains taxes may be payable on dividends or distributions that are reinvested.

The shares you acquire by reinvesting will either be purchased on the open market or be newly issued by the fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will be invested within 30 days of the dividend payment date; no interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase
(continued on inside back cover)

Contents

  2  Dear Shareholder
  4  Answering Your Questions
  6  Select Maturities Overview
  7  Independent Auditor's Report
  8  Portfolio of Investments
 14  Statement of Net Assets
 15  Statement of Operations
 16  Statement of Changes in Net Assets
 17  Notes to Financial Statements
 22  Financial Highlights
 24  Fund Information

Screen of photo on cover (woman gardening, family sitting on porch)

Dear Shareholder

Photographic image of Timothy R. Schwertfeger, CEO.


"In addition to solid returns, shareholders continue to enjoy very attractive current yields generated by portfolios of quality bonds."

It's a pleasure to report to you on the performance of the Nuveen Select Maturities Municipal Fund. For the fiscal year ended May 31, 1997, the value of your investment rose 6.98% if you chose to reinvest your tax-free income dividends.

Over this 12-month period, the total return performance for this fund outpaced the 6.83% increase (with income reinvested) produced by the Lehman Brothers 7-year Municipal Bond Index, which represents the limited-term municipal bond market on an unmanaged basis.

In addition to solid returns, shareholders in the fund continued to enjoy very attractive current yields generated by a portfolio of quality bonds with intermediate-term effective maturities that provide excellent income for investors. As of May 31, 1997, shareholders were receiving an annual tax-free yield on net asset value of 5.75%. To match this yield, investors in the 31% federal income tax bracket would have had to earn at least 8.33% on taxable alternatives of comparable quality.

These results were produced against a backdrop of continued economic expansion and the lowest unemployment rates in almost two decades, a combination that in the past has foreshadowed an increase in inflation. In March, the Federal Reserve made a preemptive strike by raising short-term interest rates by 0.25%, but then maintained the status quo at its May and July meetings. Overall market returns continue to be good, but fear of inflation has hampered the performance of municipals and led to increased volatility in both the equity and bond markets.

In the first six months of the year, the markets also focused on fiscal issues, including the federal budget accord and discussion of plans to reduce taxes and eliminate the deficit. The economy appeared to be moderating, corporate earnings reports continued to exhibit strength, and interest rates fell in the second quarter. All of this was positive news. The net effect is that the markets are better off now than at beginning of year, but the volatility in getting there has been significant.

Currently, the need for diversification and a renewed emphasis on asset allocation - as well as attractive yields - have sparked increased interest in tax-free investments. The rapid rise in the stock market reminds investors to re-allocate profits to other segments of the market in order to limit risk. Nuveen exchange-traded funds provide an excellent alternative, and their current yields make them very attractive in relation to the rest of the market.

Your fund's management continues to look for ways to keep your fund competitive. Currently, shareholders of the Select Maturities fund are being asked to vote on a proposal to redefine the average maturity of the portfolio and the securities in the portfolio. The proposal will help fund management ensure the continued competitiveness of the fund by allowing greater flexibility while still retaining the essence of the fund's risk-averse approach.

Currently, the fund can purchase only municipal bonds having remaining effective maturities of no more than 15 years, and the fund's investment adviser must adjust the fund's portfolio to maintain an average effective maturity of between eight and twelve years. During certain market environments, the municipal yield curve provides opportunities beyond the stated maturity limit of 15 years which, on a risk/reward basis, provide good investment opportunities consistent with the fund's goal of moderating volatility.

The fund's management is recommending that the fund be allowed to invest up to 20% of its assets in bonds with longer effective maturities (while always adhering to the 12-year maximum average effective maturity), and to allow the fund's manager to purchase bonds that could bring the fund's average effective maturity constraint to less than eight years.

On behalf of everyone at Nuveen, I thank you for your confidence in us and our family of investments. We will continue to strive to provide you with high-quality investments that withstand the test of time. We look forward to reporting to you again in six months.

Sincerely,

Timothy R. Schwertfeger
Chairman of the Board

July 15, 1997

Answering Your Questions

Photographic image of Ted Neild, Portfolio Manager.

Ted Neild, head of Nuveen's Dayton-based portfolio management team, talks about the municipal bond market and offers insights into factors that affected fund performance over the past year.



What are the investment objectives of the fund?
The primary investment objective is to maintain a high level of current tax-free income consistent with preservation of capital. Its secondary objective is to enhance portfolio value through investments in tax-exempt municipal bonds that are either underrated or undervalued, or that represent undervalued sectors of the municipal market.

What is your strategy for meeting these objectives?
To meet the fund's objectives of income and enhanced value, our portfolio management strategy relies on conservative value investing principles, sound research and credit surveillance activities, and senior management involvement. At Nuveen, value investing means taking a fundamental approach to finding bonds that offer the best balance of return with low risk regardless of the direction of interest rates. This approach focuses on the character istics of individual bonds, such as the sector, geographic region, structure and intrinsic credit quality. The idea behind this philosophy is that we, as investment managers, can control the selection process, but not the direction of the market overall.

Our goal is to determine whether an issue is undervalued by the market, that is, whether the bond's current market value, or price, is lower than its long-term value, as evidenced by yield, maturity and credit quality. We also assess whether the issue has the potential to reach that intrinsic value. For example, we may find an opportunity to purchase bonds that offer extended call protection at prices similar to those with shorter calls. If rates move down, the bonds with longer call protection will appreciate in value more than those with shorter calls. Value determinations require in-depth knowl edge and understanding of the municipal market, the issuers, and the characteristics of specific issues. Proper implementation of this strategy creates well-constructed portfolio designed to provide shareholders with a dependable stream of tax-free income.

What role does research play in helping you achieve the fund's objectives?
As an integral part of our portfolio management strategy, Nuveen Research provides portfolio managers with objective appraisals of the creditworthiness of new municipal issues, while maintaining surveillance of the credit performance for all portfolio holdings. Creditworthiness is evaluated through our research into factors such as the credit history of the issuer, capital structure, total debt load, revenue sources and projections, call provisions, and local economic forecasts. To track the credit performance of individual holdings, each Nuveen Research analyst is responsible for a specific surveillance portfolio, which is defined in terms of geography and sector (e.g., healthcare, housing). Specialization by sector enables our Research team to focus their credit quality evaluation efforts and complement the vantage point of each portfolio manager.

What is the current outlook for the municipal market?
As we make our way through the seventh year of the current economic expansion, some observers believe that a fundamental shift may have occurred in our economy. Based on past experience and months of reports of economic growth, especially employment statistics, the markets have long been anticipating an increase in inflation. However, even with almost full employment, we have not seen the expected rise in hourly wages that would be considered inflationary. This change in the traditional economic cause-and-effect relationship has been variously attributed to the globalization of the economy, to increased use of technology and to corporations' recent ability to downsize as necessary. Whatever the cause, inflation has not ignited. Although structural changes in the economy appear to have suspended the relationship between faster growth and higher inflation, the risk remains that inflation may reassert itself if capacity constraints are reached and resources are stretched too thin.

Speculation of Fed tightening may continue. If the Fed does act to increase rates, it will be perceived as a pre-emptive move against inflation. If the Fed does not tighten, it will be seen as an indication that the economy is moving at a moderate, non-inflationary pace.

Nonetheless, for the remainder of 1997, the municipal market will continue to offer the attractive yields and tax advantages that make it a good alternative if and when a correction in the stock market occurs. While money continues to flow into equity mutual funds, investors are also beginning to evaluate the effect of the huge run-up in stock prices on their asset allocation, and many are rebalancing their portfolios by shifting some assets into bonds.

Select Maturities
NIM


Fund Highlights
--------------------------------------------------------

Inception Date                                    9/92
--------------------------------------------------------
Share Price                                     10 3/4
--------------------------------------------------------
Net Asset Value                                $11.70
--------------------------------------------------------
Current Yield                                    5.75%
--------------------------------------------------------
Taxable Equivalent Yield (31% Tax Bracket)       8.33%
--------------------------------------------------------

Annualized Total Return at NAV
--------------------------------------------------------

1-Year                                           6.98%
--------------------------------------------------------
3-Year                                           7.05%
--------------------------------------------------------
Inception                                        6.50%
--------------------------------------------------------

Taxable Equivalent Total Return(1)
--------------------------------------------------------

1-Year                                           9.55%
--------------------------------------------------------
3-Year                                           9.63%
--------------------------------------------------------
Inception                                        8.98%
--------------------------------------------------------
1 Taxable equivalent total return is based on the annualized total return figures above and a federal income tax rate of 31%. It represents the return on a taxable investment necessary to equal the after-tax return of the Nuveen fund.




Pie Chart:
Credit Quality
BBB/NR  15%
A       17%
AA      22%
AAA     46%


Pie Chart:
Diversification
Escrowed Bonds           6%
General Obligations     13%
Transportation           7%
Housing Facilities      15%
Utilities               16%
Lease Rental             4%
Other                    8%
Pollution Control       13%
Educational Facilities   5%
Health Care Facilities  13%

Bar Chart for Dividend History
                                       Capital Gain
June 1996             .054
July 1996             .054
August 1996           .054
September 1996        .054
October 1996          .054
November 1996         .054
December 1996         .054             .0352
January 1997          .054
February 1997         .054
March 1997            .054
April 1997            .054
May 1997              .0515

Independent Auditor's Report


The Boards of Trustees and Shareholders
Nuveen Select Maturities Municipal Fund


We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Select Maturities Municipal Fund as of May 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of May 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Select Maturities Municipal Fund at May 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

Ernst & Young LLP



Chicago, Illinois
July 14, 1997

Portfolio of Investments
Nuveen Select Maturities Municipal Fund

   Principal                                                        Optional Call                   Market
      Amount   Description                                            Provisions* Ratings**          Value
               ARIZONA - 1.8%

$  2,470,000   Arizona Educational Loan Marketing Corporation,        9/02 at 101        Aa    $ 2,598,119
                  Educational Loan Revenue Bonds, 6.375%, 9/01/05
                  (Alternative Minimum Tax)

               ARKANSAS - 0.8%

   1,070,000   Arkansas Student Loan Authority, Student Loan          6/01 at 102         A      1,134,896
                  Revenue Bonds, Series 1992A-2 (Subordinate),
                  6.750%, 6/01/06 (Alternative Minimum Tax)

               COLORADO - 6.2%

   5,500,000   City and County of Denver, Colorado, Airport System   11/01 at 102       Baa      6,430,930
                  Revenue Bonds, Series 1991A, 8.750%, 11/15/23
                  (Alternative Minimum Tax)

   1,318,148   El Paso County, Colorado, Single Family Mortgage      No Opt. Call       Aaa      1,425,234
                  Revenue Tax-Exempt Refunding Bonds, Series
                  1992A Class A-2, 8.750%, 6/01/11

   1,000,000   Summit County, Colorado, Sports Facilities            No Opt. Call        A-      1,171,800
                  Refunding Revenue Bonds (Keystone Resorts
                  Management, Inc. Project), Series 1990,
                  7.750%, 9/01/06

               DISTRICT OF COLUMBIA - 4.7%

   1,000,000   District of Columbia (Washington, D.C.), General      No Opt. Call       Aaa      1,053,390
                  Obligation Refunding Bonds, Series 1994A,
                  6.000%, 6/01/11

   5,400,000   District of Columbia (Washington, D.C.), General      No Opt. Call       Aaa      5,733,612
                  Obligation Refunding Bonds, Series 1993A,
                  6.000%, 6/01/07

               FLORIDA - 4.2%

   2,000,000   State of Florida, Faith and Credit, State Board of    No Opt. Call       Aaa      2,050,760
                  Education, Public Education Capital Outlay Bonds,
                  Series 1986-C, 7.100%, 6/01/07

   3,500,000   Hillsborough County Industrial Development             5/02 at 103        AA      4,060,980
                  Authority, Pollution Control Revenue Refunding
                  Bonds (Tampa Electric Company Project) Series
                  1992, 8.000%, 5/01/22

               GEORGIA - 8.8%

   2,540,000   Municipal Electric Authority of Georgia, General      No Opt. Call       Aaa      2,996,489
                  Power Revenue Bonds, 1992B Series,
                  7.500%, 1/01/07

   1,800,000   State of Georgia, General Obligation Bonds, Series    No Opt. Call       Aaa      2,070,072
                  1994-D, 6.700%, 8/01/09

     890,000   Urban Residential Finance Authority, of The City      No Opt. Call       N/R        924,372
                  of Atlanta, Revenue Bonds (Landrum Arms Project),
                  Series 1994, 6.750%, 7/01/04

   Principal                                                        Optional Call                   Market
      Amount   Description                                            Provisions* Ratings**          Value
               GEORGIA (CONTINUED)

$  5,755,000   Development Authority of Burke County, Georgia,        1/03 at 103       Aaa    $ 6,800,453
                  Pollution Control Revenue Bonds (Oglethorpe Power
                  Corporation Vogtle Project), Series 1992,
                  8.000%, 1/01/15

               ILLINOIS - 9.5%

   4,300,000   Illinois Development Finance Authority, Child Care     9/02 at 102       N/R      4,521,880
                  Facility Revenue Bonds, Series 1992 (Illinois
                  Facilities Fund Project), 7.400%, 9/01/04

   2,465,000   Illinois Housing Development Authority, Section 8     11/02 at 102         A      2,586,056
                  Elderly Housing Revenue Bonds (Skyline Towers
                  Apartments), Series 1992B, 6.625%, 11/01/07

   1,000,000   Chicago School Reform Board of Trustee of the Board   No Opt. Call       Aaa      1,095,830
                  of Education of the City of Chicago, Illinois,
                  Unlimited Tax General Obligation Bonds,
                  Series 1996, 6.250%, 12/01/11

   1,300,000   General Obligation Lease Certificates, 1992 Series A  No Opt. Call       Aaa      1,411,787
                  (Board of Education of the City of Chicago),
                  Illinois, 6.125%, 1/01/07

   2,675,000   Chicago Metropolitan Housing Development Corporation   7/03 at 100       Aaa      2,677,568
                  (Chicago, Illinois), Housing Development Revenue
                  Refunding Bonds (FHA-Insured Mortgage Loan-
                  Section 8 Assisted Project), Series 1993B,
                  5.700%, 1/01/13

     635,000   City of Danville, Vermilion County, Illinois,         11/03 at 102        A1        668,338
                  Single Family Mortgage Revenue Refunding
                  Bonds, Series 1993, 7.300%, 11/01/10

     735,000   City of Rock Island, Illinois, Residential Mortgage    9/02 at 102        Aa        783,539
                  Revenue Refunding Bonds, Series 1992,
                  7.700%, 9/01/08

               INDIANA - 3.8%

   1,000,000   The Indianapolis Local Public Improvement Bond Bank,  No Opt. Call        A+      1,112,160
                  Series 1992 D Bonds, 6.600%, 2/01/07

   2,100,000   The Indianapolis Local Public Improvement Bond Bank,   7/03 at 102        Aa      2,199,057
                  Transportation Revenue Bonds, Series 1992,
                  6.000%, 7/01/10

   2,000,000   Hospital Authority of Elkhart County, Indiana,         7/02 at 102       A1      2,186,480
                  Hospital Revenue Bonds, Series 1992 (Elkhart
                  General Hospital, Inc.), 7.000%, 7/01/08

               LOUISIANA - 1.5%

   2,000,000   Louisiana Public Facilities Authority, Student Loan    9/02 at 102       Aaa      2,113,980
                  Revenue Bonds, 6.750%, 9/01/06 (Alternative
                  Minimum Tax)

   Principal                                                        Optional Call                   Market
      Amount   Description                                            Provisions* Ratings**          Value
               MAINE - 0.9%

$  1,190,000   Maine Educational Loan Marketing Corporation,          5/02 at 101         A    $ 1,246,156
                  Student Loan Revenue Refunding Bonds, Series 1992,
                  Student Loan Revenue Refunding Bonds, Subordinate
                  Series 1992A-2, 6.600%, 5/01/05 (Alternative
                  Minimum Tax)

               MARYLAND - 1.4%

   2,000,000   Anne Arundel County, Maryland, Multifamily Housing    No Opt. Call      BBB+      2,098,380
                  Revenue Bonds, (Woodside Apartments Project),
                  Series 1994, 7.450%, 12/01/24 (Alternative Minimum
                  Tax) (Mandatory put 12/01/03)

               MASSACHUSETTS - 1.2%

   1,760,000   Massachusetts Municipal Wholesale Electric Company,   No Opt. Call       Aaa      1,716,352
                  Power Supply System Revenue Bonds, 1994 Series B,
                  4.700%, 7/01/06

               MICHIGAN - 4.5%

   6,000,000   Greater Detroit Resource Recovery Authority,          No Opt. Call       Aaa      6,577,440
                  Michigan, Resource Revenue Refunding Bonds,
                  Series 1996-A, 6.250%, 12/13/07

               NEBRASKA - 4.1%

               Nebraska Public Gas Agency, Gas Supply System
               Revenue Bonds, 1995 Series A:
   1,000,000      5.250%, 4/01/02                                    No Opt. Call      Baa1      1,003,740
   1,250,000      5.300%, 4/01/03                                    No Opt. Call      Baa1      1,251,150
   1,000,000      5.400%, 4/01/04                                    No Opt. Call      Baa1      1,002,190

   2,400,000   Airport Authority of the City of Omaha (Nebraska),     1/02 at 102        A1      2,743,560
                  Airport Facilities Revenue Refunding Bonds,
                  Series 1991, 8.375%, 1/01/14

               NEW YORK - 8.9%

   2,000,000   New York State Medical Care, Facilities Finance        2/06 at 102       AA+      2,056,000
                  Agency, FHA-Insured Mortgage Project Revenue
                  Bonds, 1995 Series C, 6.100%, 8/15/15

   4,000,000   New York City Housing Development Corporation,         5/03 at 102        Aa      3,999,800
                  Multi-Family Housing Revenue Bonds, 1993
                  Series A, 5.700%, 11/01/13

   4,000,000   New York City Industrial Development Agency, Amended  11/04 at 102       Aaa      4,124,920
                  and Restated Industrial Development Revenue Bonds
                  (1991 Japan Airlines Company, Ltd. Project),
                  6.000%, 11/01/15 (Alternative Minimum Tax)

   2,130,000   City of Niagara Falls, Niagara County, New York,      No Opt. Call       Aaa      2,701,671
                  Water Treatment Plant (Serial), Bonds, 1994,
                  8.500%, 11/01/07 (Alternative Minimum Tax)

   Principal                                                        Optional Call                   Market
      Amount   Description                                            Provisions* Ratings**          Value
               OHIO 7.1%
$  2,350,000   Ohio Water Development Authority, Revenue Bonds,       3/02 at 102       N/R    $ 2,520,234
                  USA Waste Services, Series 1992, 7.750%, 9/01/07
                  (Alternative Minimum Tax)

   2,000,000   Akron, Bath and Copley Joint Township Hospital        11/02 at 102        A3      2,064,180
                  District, Ohio, Hospital Facilities Revenue
                  Bonds, Series 1992 (Summa Health System Project),
                  6.250%, 11/15/07

   4,500,000   County of Hamilton, Ohio, Hospital Facilities         No Opt. Call        A1      4,717,260
                  Revenue, Refunding Bonds, Series 1992A
                  (Bethesda Hospital, Inc.), 6.250%, 1/01/06

   1,000,000   City of Oxford, Ohio, Water Supply System Mortgage    12/02 at 102       Aaa      1,035,680
                  Revenue, Series 1992 Refunding Bonds,
                  6.000%, 12/01/14

               PENNSYLVANIA - 1.5%

   1,890,000   Pennsylvania Higher Educational Facilities Authority, No Opt. Call       Aaa      2,211,451
                  College and University Revenue Bonds, 9th Series,
                  7.625%, 7/01/15

               RHODE ISLAND - 2.2%

   3,000,000   Rhode Island Housing and Mortgage, Finance             4/02 at 102       AA+      3,063,060
                  Corporation, Homeownership Opportunity Bonds,
                  Series 7, 6.500%, 4/01/25 (Alternative Minimum Tax)

               SOUTH CAROLINA - 0.8%

   1,000,000   Piedmont Municipal Power Agency (South Carolina),     No Opt. Call       Aaa      1,071,440
                  Electric Revenue Bonds, 1996B Refunding Series,
                  6.000%, 1/01/07

               TEXAS - 8.1%

   1,800,000   City of Austin, Texas, Water, Sewer and Electric      No Opt. Call         A      2,276,046
                  Refunding Revenue Bonds, Series 1982,
                  14.000%, 11/15/01

     610,000   Austin-Travis County MHMR Center Revenue Bonds         3/05 at 102       Aaa        655,421
                  (Mental Health and Mental Retardation Center
                  Facilities Acquisition Program), Series 1995-A,
                  6.500%, 3/01/15

   1,120,000   City of Galveston Property Finance Authority, Inc.,    9/01 at 103         A      1,211,011
                  Single Family Mortgage Revenue Bonds,
                  Series 1991A, 8.500%, 9/01/11

   1,150,000   Texas Community MHMR Centers Revenue Bonds             3/05 at 102       Aaa      1,234,870
                  (Mental Health and Mental Retardation Center
                  Facilities Acquisition Program), Series 1995 A-E,
                  6.500%, 3/01/15

   Principal                                                        Optional Call                   Market
      Amount   Description                                            Provisions* Ratings**          Value
               TEXAS (CONTINUED)

$  3,135,000   Ratama Development Corporation, Special Facilities    No Opt. Call       Aaa    $ 4,196,919
                  Revenue Bonds (Retama Park Racetrack Project),
                  Series 1993, 8.750%, 12/15/11

   1,200,000   Travis County Health Facilities Development           11/03 at 102        Aa      1,257,960
                  Corporation,Hospital Revenue Bonds (Daughters
                  of Charity National Health System - Daughters
                  of Charity Health Services of Austin), Series 1993B,
                  5.900%, 11/15/07

     830,000   Tri-County MHMR Services Revenue Bonds (Mental         3/05 at 102       Aaa        891,254
                  Health and Mental Retardation Center Facilities
                  Acquisition Program), Series 1995-E, 6.500%, 3/01/15

               VIRGINIA - 1.5%

   2,000,000   Hampton Redevelopment and Housing Authority            7/02 at 104      Baa2      2,147,300
                  Multifamily Housing Revenue Refunding Bonds,
                  Series 1994 (Chase Hampton II Apartments),
                  7.000%, 7/01/24 (Mandatory put 7/01/04)

               WASHINGTON - 10.7%

               Washington Health Care Facilities Authority, Revenue
                  Bonds, Series 1996 (Yakima Valley Memorial Hospital
                  Association, Yakima):
   1,880,000      6.000%, 12/01/09                                   No Opt. Call       AAA      1,995,657
   1,500,000      6.000%, 12/01/10                                   No Opt. Call       AAA      1,582,545

               Washington Public Power Supply System, Nuclear
                  Project No. 1 Refunding Revenue Bonds, Series 1993A:
   2,500,000      7.000%, 7/01/07                                    No Opt. Call       Aa1      2,822,325
   3,000,000      7.000%, 7/01/08                                    No Opt. Call       Aa1      3,417,840

   7,000,000   Washington Public Power Supply System, Nuclear        No Opt. Call       Aa1      4,298,350
                  Project No. 3 Refunding Revenue Bonds,
                  Series 1990B, 0.000%, 7/01/06

   1,255,000   Public Utility District No. 1, of Douglas County,      9/00 at 102        A+      1,364,347
                  Washington, Wells Hydroelectric Revenue Bonds,
                  Series of 1990, 7.700%, 9/01/08 (Alternative
                  Minimum Tax)

               PUERTO RICO - 3.6%

   5,000,000   Commonwealth of Puerto Rico, Public Improvement       No Opt. Call       Aaa      5,226,950
                  Bonds of 1997 (General Obligation Bonds),
                  5.500%, 7/01/05
----------------------------------------------------------------------------------------------------------
$132,903,148   Total Investments - (cost $135,214,287) - 97.8%                                 141,591,241
============                                                                                  ------------

   Principal                                                        Optional Call                   Market
      Amount   Description                                            Provisions* Ratings**          Value
               Temporary Investments in Short-Term
               Municipal Securities - 0.8%

$  1,000,000   Harris County Industrial Development Corporation                        A-1+    $ 1,000,000
                  Pollution Control (Exxon Project), Variable Rate
                  Demand Bonds, 4.000%, 3/01/24+

     200,000   Washington Health Care Facilities Authority, Variable                 VMIG-1        200,000
                  Rate Demand Revenue Bonds (Sisters of Providence),
                  Series 1985E, 4.000%, 10/01/05+
----------------------------------------------------------------------------------------------------------
$  1,200,000   Total Temporary Investments - 0.8%                                                1,200,000
----------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.4%                                              1,983,428
                                                                                              ------------
               Net Assets - 100%                                                              $144,774,669
               ===========================================================================================

* Optional Call Provisions: (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

** Ratings: (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

N/R - Investment is not rated.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

See accompanying notes to financial statements.

Statement of Net Assets
May 31, 1997
Assets
 Investments in municipal securities,
   at market value (note 1)                            $141,591,241
 Temporary investments in short-term municipal
   securities, at amortized cost, which approximates
   market value (note 1)                                  1,200,000
 Cash                                                        71,397
 Receivables:
   Interest                                               2,526,768
   Investments sold                                         130,193
Other assets                                                 15,800
-------------------------------------------------------------------
      Total assets                                      145,535,399
-------------------------------------------------------------------
Liabilities
Accrued expenses:
   Management fees (note 6)                                  61,029
   Other                                                     62,613
Dividends payable                                           637,088
-------------------------------------------------------------------
      Total liabilities                                     760,730
-------------------------------------------------------------------
Net assets (note 7)                                    $144,774,669
===================================================================
Shares outstanding                                       12,370,635
===================================================================
Net asset value per share outstanding
   (net assets divided by shares outstanding)             $   11.70
===================================================================

See accompanying notes to financial statements.

Statement of Operations
Year Ended May 31, 1997
Investment Income
Tax-exempt interest income (note 1)                     $ 8,643,380
-------------------------------------------------------------------
Expenses:
   Management fees (note 6)                                 719,372
   Shareholders' servicing agent fees and expenses           23,535
   Custodian's fees and expenses                             41,501
   Trustees' fees and expenses (note 6)                       1,889
   Professional fees                                         16,644
   Shareholders' reports - printing and mailing expenses     70,431
   Stock exchange listing fees                               30,369
   Investor relations expense                                11,288
   Other expenses                                             8,054
-------------------------------------------------------------------
      Total expenses                                        923,083
-------------------------------------------------------------------
Net investment income                                     7,720,297
-------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions
   (notes 1 and 4)                                          259,465
Net change in unrealized appreciation or depreciation
   of investments                                         1,851,855
-------------------------------------------------------------------
Net gain from investments                                 2,111,320
-------------------------------------------------------------------
Net increase in net assets from operations              $ 9,831,617
===================================================================

See accompanying notes to financial statements.

Statement of Changes in Net Assets

                                                                  Year ended      Year ended
                                                                     5/31/97         5/31/96
Operations
Net investment income                                           $  7,720,297   $   7,938,793
Net realized gain from investment transactions
   (notes 1 and 4)                                                   259,465         922,639
Net change in unrealized appreciation or depreciation
   of investments                                                  1,851,855      (2,000,905)
--------------------------------------------------------------------------------------------
Net increase in net assets from operations                         9,831,617       6,860,527
--------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income                          (8,022,356)     (8,031,140)
From accumulated net realized gains from investment
   transactions                                                     (398,327)       (517,776)
--------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders         (8,420,683)     (8,548,916)
--------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions                                 --            65,320
--------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions              --            65,320
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                              1,410,934      (1,623,069)
Net assets at beginning of year                                  143,363,735     144,986,804
--------------------------------------------------------------------------------------------
Net assets at end of year                                        $144,774,669   $143,363,735
============================================================================================
Balance of undistributed net investment income at end of year    $     46,181   $    348,240
============================================================================================

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
At May 31, 1997, the Fund covered in this report and its corresponding New York Stock Exchange symbol is Nuveen Select Maturities Municipal Fund (NIM).

The Fund has invested in a diversified, investment-grade quality portfolio of municipal obligations with intermediate characteristics having an initial average effective maturity of approximately ten years. In assembling and managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years, that in the opinion if the Fund's investment adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Fund's investment adviser, Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity for the Fund's portfolio of between eight and twelve years.

The Fund is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At May 31, 1997, there were no such purchase commitments in the Fund.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities as required for federal income tax purposes.

Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. All income dividends paid during the fiscal year ended May 31, 1997, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryovers.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Derivative Financial Instruments
The Fund may invest in certain derivative financial instruments including futures, forward, swap, and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended May 31, 1997.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares
There were no share transactions during the fiscal year ended May 31, 1997. The Fund issued 5,489 shares due to reinvestment of distributions during the fiscal year ended May 31, 1996.

3. Distributions to Shareholders
On June 2, 1997, the Fund declared a dividend distribution of $.0515 per share from its tax-exempt net investment income which was paid July 1, 1997, to shareholders of record on June 15, 1997.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended May 31, 1997, were as follows:

------------------------------------------------------------------------------
Purchases:
Investments in municipal securities                                $23,755,385
Temporary municipal investments                                      7,500,000
Sales:
Investments in municipal securities                                 23,646,472
Temporary municipal investments                                      8,000,000
==============================================================================

At May 31, 1997, the identified cost of investments owned for federal income tax purposes may differ from the cost used for financial reporting purposes.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 1997, were as follows:

------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                     $6,497,041
   depreciation                                                       (120,087)
------------------------------------------------------------------------------
Net unrealized appreciation                                         $6,376,954
==============================================================================

6. Management Fees and Other Transactions with Affiliates
Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of the Fund as follows:

Average daily net asset value                                   Management fee
------------------------------------------------------------------------------
For the first $125 million                                         .5000 of 1%
For the next $125 million                                          .4875 of 1
For the next $250 million                                          .4750 of 1
For the next $500 million                                          .4625 of 1
For the next $1 billion                                            .4500 of 1
For net assets over $2 billion                                     .4375 of 1
-----------------------------------------------------------------------------

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

7. Composition of Net Assets
At May 31, 1997, the Fund had an unlimited number of $.01 per value shares authorized. Net assets consisted of:
------------------------------------------------------------------------------

Common shares, $.01 par value per share                           $    123,706
Paid-in surplus                                                    138,037,220
Balance of undistributed net investment income                          46,181
Accumulated net realized gain from
   investment transactions                                             190,608
Net unrealized appreciation of investments                           6,376,954
------------------------------------------------------------------------------
Net assets                                                        $144,774,669
==============================================================================

8. Investment Composition
The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At May 31, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

-----------------------------------------------------------------------------
Revenue Bonds:
   Electric Utilities                                                      16%
   Housing Facilities                                                      15
   Health Care Facilities                                                  13
   Pollution Control Facilities                                            13
   Transportation                                                           7
   Educational Facilities                                                   5
   Lease Rental Facilities                                                  4
   Water/Sewer Facilities                                                   1
   Other                                                                    7
General Obligation Bonds                                                   13
Escrowed Bonds                                                              6
-----------------------------------------------------------------------------
                                                                          100%
=============================================================================

In addition, 42% of the long-term and intermediate-term investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

                                                  Operating performance
                                 Net asset                    Net realized       Dividends
                                 value            Net         and unrealized     from tax-exempt        Distributions
                                 beginning        investment  gain (loss)        net investment         from
                                 of period        income      from investments   income                 capital gains
Year ended 5/31:
         1997                    $11.590          $.621       $ .170             $(.646)                $(.035)
         1996                     11.730           .641        (.090)             (.648)                 (.043)
         1995                     11.370           .643         .387              (.648)                 (.022)
         1994                     11.710           .616        (.275)             (.646)                 (.035)
9/18/92 to 5/31/93                11.300           .392         .455              (.322)                    --

                                                      Net asset        Per share  Total investment                Total
                                 Organization and     value end     market value         return on            return on
                                   offering costs     of period    end of period    market value**     net asset value*
Year ended 5/31:
         1997                    $ --                  $11.700     $10.750         2.68%                  6.98%
         1996                      --                   11.590      11.125         6.14                   4.76
         1995                      --                   11.730      11.125         7.67                   9.51
         1994                      --                   11.370      11.000        (1.90)                  2.86
9/18/92 to 5/31/93               (.115)                 11.710      11.875         1.74                   6.54

                                                  Ratios/Supplemental data
                                                             Ratio of net
                                                   Ratio of    investment
                                    Net assets  expenses to     income to      Portfolio
                                 end of period      average       average      turnover
                                (in thousands)   net assets    net assets      rate
Year ended 5/31:
         1997                    $144,775         .64%        5.35%           17%
         1996                     143,364         .63         5.45            25
         1995                     144,987         .65         5.64            38
         1994                     140,602         .72         5.26            11
9/18/92 to 5/31/93                 91,599         .75*        5.11*           25

*        Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

Fund Information


Board of Directors
Lawrence H. Brown

Anthony T. Dean

Anne E. Impellizzeri

Peter R. Sawers

Timothy R. Schwertfeger

Judith M. Stockdale


Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Custodian
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004


Legal Counsel
Fried, Frank, Harris
Shriver & Jacobson
Washington, D.C.


Public Accountants
Ernst & Young LLP
Chicago, IL

"At Nuveen, we make reinvesting easy. A phone call is all it takes to set up your reinvestment account."

(continued from inside front cover)

before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

You may, of course, change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can also reinvest if your shares are registered in the name of a brokerage firm, bank, or other nominee. Just ask your investment adviser if the firm will participate on your behalf. If not, it's easy to have the shares registered in your name and to apply for a reinvestment account directly. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial adviser or call us toll-free at (800) 257-8787.

Serving Investors for Generations

Photographic image of John Nuveen, Sr.

Since our founding in 1898, John Nuveen &Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for mature investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

A value investing approach - purchasing securities of strong companies and communities that represent good long-term value - is the cornerstone of Nuveen's investment philosophy. It is a careful, long-term strategy that offers the potential for attractive returns with moderated risk. Successful value investing begins with in-depth research and a discerning eye for marketplace opportunity. Nuveen's team of investment professionals is backed by the discipline, resources and expertise of almost a century of investment experience, including one of the most recognized research departments in the industry.

To meet the unique circumstances and financial planning needs of mature investors, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Nuveen
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 621-7227
www.nuveen.com

FAN-1 5-97